Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-7318
ASHFORD HOSPITALITY TRUST REPORTS FIRST QUARTER RESULTS
DALLAS — (May 5, 2010) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the first quarter ended March 31, 2010. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 102 hotels owned and included in continuing operations as of March 31, 2010. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2010, with the first quarter ended March 31, 2009 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted cash at the end of the quarter was $172.2 million

•	Total revenue decreased 7.6% to $217.0 million from $234.9 million

•	RevPAR decreased 4.1% for the quarter

•	Hotel EBITDA margin decreased 200 basis points

•	Net income attributable to common shareholders was $305,000, or $0.01 per diluted share, compared with net income attributable to common shareholders of $6.8 million, or $0.08 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.32 per diluted share versus $0.31 per diluted share in the prior-year quarter

•	Fixed charge coverage ratio was 1.69x under the senior credit facility covenant versus a required minimum of 1.25x
CAPITAL ALLOCATION
•	Repurchased 5.1 million common shares in the quarter for $29.1 million

•	Capex invested in the quarter was $18.2 million
CAPITAL STRUCTURE
On February 11, 2010, the Company completed the previously disclosed discounted payoff with the borrower on the Company’s $33.6 million mezzanine loan, which was secured by interests in the Ritz-Carlton, Key Biscayne and set to mature in 2017. The Company received $20.2 million in cash and a $4 million note secured by interests in the property that matures in 2017. The Company had previously recorded an impairment of $10.7 million in the third quarter 2009 to account for the anticipated discounted payoff.
SUBSEQUENT EVENTS
Effective April 1, 2010, the Company restructured the $156.2 million loan with Aareal Bank AG that is secured by the Hilton LaJolla Torrey Pines and the Capital Hilton held in a joint venture with Hilton Worldwide. The modification provides a full extension of the loan maturity to August 2013 without tests along with reduced cash management provisions in exchange for a reduction in the loan balance of $2.5 million at closing and another $2.5 million over the next twelve months. The loan was set to mature in August 2011 and had two one-year extension options.
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254 Phone: (972) 490-9600

AHT Announces First Quarter Results

May 5, 2010
In April 2010, the Company suspended making mortgage payments on the $5.8 million loan set to mature in January 2011 and secured by the Courtyard Hartford — Manchester in Manchester, Connecticut. The loan is now in special servicing and the Company intends to seek an extension of the loan.
PORTFOLIO REVPAR
As of March 31, 2010, the Company had a portfolio of direct hotel investments consisting of 102 properties classified in continuing operations. During the first quarter, 97 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 102 hotels) and proforma not-under-renovation basis (97 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 102 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR decreased 2.6% for hotels not under renovation on a 9.4% decrease in ADR to $123.37 and a 468 basis point increase in occupancy

•	Proforma RevPAR decreased 4.1% for all hotels on a 9.4% decrease in ADR to $126.99 and a 371 basis point increase in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 97 hotels as of March 31, 2010, that were not under renovation, Proforma Hotel EBITDA decreased 9.2% to $49.0 million and Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) declined 145 basis points to 25.4%. For all 102 hotels included in continuing operations as of March 31, 2010, Proforma Hotel EBITDA decreased 12.2% to $55.3 million and Hotel EBITDA margin decreased 200 basis points to 25.2%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 102 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “Solid execution of our aggressive asset management strategies and relentless focus on cost controls enabled us to continue to offset the decline in RevPAR experienced during the first two months of the quarter. As RevPAR growth turned positive in March, we started to see the benefits of the substantial operating leverage within our platform. We also continue to benefit from our interest rate swap and opportunistic share repurchase program. We are encouraged by this start to 2010 and the positive sequential trends that are being reported throughout the lodging sector. The incremental improvement in both the equity capital and debt markets is providing greater access to funds, and we will continue to assess opportunities to create shareholder value.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, May 6, 2010, at noon ET. The number to call for this interactive teleconference is (212) 231-2901. A replay of the conference call will be available through Thursday, May 13, 2010, by dialing (402) 977-9140 and entering the confirmation number, 21463976.
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AHT Announces First Quarter Results

May 5, 2010
The Company will also provide an online simulcast and rebroadcast of its first quarter 2010 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, May 6, 2010, beginning at noon ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate Company’s operations. These supplemental measures include FFO, AFFO, EBITDA and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,362,479	$3,383,759
Cash and cash equivalents	172,179	165,168
Restricted cash	70,335	77,566
Accounts receivable, net	45,078	31,503
Inventories	2,944	2,975
Notes receivable	35,601	55,655
Investment in unconsolidated joint venture	21,191	20,736
Deferred costs, net	20,035	20,960
Prepaid expenses	11,655	13,234
Interest rate derivatives	108,381	94,645
Other assets	4,615	3,471
Intangible assets, net	2,966	2,988
Due from third-party hotel managers	44,885	41,838

Total assets	$3,902,344	$3,914,498

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,772,185	$2,772,396
Capital leases payable	72	83
Accounts payable and accrued expenses	106,144	91,387
Dividends payable	5,566	5,566
Unfavorable management contract liabilities	17,939	18,504
Due to related parties	751	1,009
Due to third-party hotel managers	2,410	1,563
Other liabilities	7,859	7,932

Total liabilities	2,912,926	2,898,440

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	107,095	85,167

Equity:
Shareholders’ equity of the Company
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding at March 31, 2010, and December 31, 2009	15	15
Series D Cumulative Preferred Stock, 5,666,797 shares issued and outstanding at March 31, 2010, and December 31, 2009	57	57
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,748,859 shares issued, 52,838,742 shares and 57,596,878 shares outstanding at March 31, 2010, and December 31, 2009	1,227	1,227
Additional paid-in capital	1,436,597	1,436,009
Accumulated other comprehensive loss	(953)	(897)
Accumulated deficit	(433,237)	(412,011)
Treasury stock, at cost (69,910,117 shares and 65,151,981 shares at March 31, 2010, and December 31, 2009)	(213,160)	(186,424)

Total shareholders’ equity of the Company	790,546	837,976
Noncontrolling interests in consolidated joint ventures	16,777	17,915

Total equity	807,323	855,891

Total liabilities and equity	$3,902,344	$3,914,498

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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)
REVENUE
Rooms	$163,208	$170,210
Food and beverage	41,738	45,482
Rental income from operating leases	1,088	1,189
Other	10,566	11,633

Total hotel revenue	216,600	228,514
Interest income from notes receivable	337	6,215
Asset management fees and other	74	174

Total Revenue	217,011	234,903

EXPENSES
Hotel operating expenses
Rooms	38,424	37,975
Food and beverage	29,881	32,044
Other direct	5,732	6,104
Indirect	63,311	66,519
Management fees	8,864	9,131

Total hotel expenses	146,212	151,773
Property taxes, insurance, and other	14,305	13,947
Depreciation and amortization	37,208	40,434
Corporate general and administrative:
Stock/unit-based compensation	1,172	1,556
Other general and administrative	5,486	5,290

Total Operating Expenses	204,383	213,000

OPERATING INCOME	12,628	21,903
Equity in earnings of unconsolidated joint venture	658	604
Interest income	61	105
Other income	15,519	10,698
Interest expense	(35,893)	(34,079)
Amortization of loan costs	(1,670)	(2,040)
Write-off of premiums, loan costs, premiums and exit fees, net	—	930
Unrealized gain on derivatives	13,908	18,032

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5,211	16,153
Income tax benefit (expense)	15	(177)

INCOME FROM CONTINUING OPERATIONS	5,226	15,976
Loss from discontinued operations	—	(2,464)

NET INCOME	5,226	13,512
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	701	(297)
Net income attributable to redeemable noncontrolling interests in operating partnership	(792)	(1,558)

NET INCOME ATTRIBUTABLE TO THE COMPANY	5,135	11,657
Preferred dividends	(4,830)	(4,830)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$305	$6,827

INCOME PER SHARE:
Basic:
Income from continuing operations attributable to common shareholders	$0.01	$0.11
Loss from discontinued operations attributable to common shareholders	—	(0.03)

Net income attributable to common shareholders	$0.01	$0.08

Diluted:
Income from continuing operations attributable to Ashford common shareholders	$0.01	$0.11
Loss from discontinued operations attributable to Ashford common shareholders	—	(0.03)

Net income attributable to Ashford common shareholders	$0.01	$0.08

Weighted average common shares outstanding — basic	53,073	80,530

Weighted average common shares outstanding — diluted	53,073	80,530

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$5,135	$13,845
Loss from discontinued operations, net of tax	—	(2,188)
Preferred dividends	(4,830)	(4,830)

Net income attributable to common shareholders	$305	$6,827

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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)

Net income	$5,226	$13,512
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	701	(297)
Net income attributable to redeemable noncontrolling interests in operating partnership	(792)	(1,558)

Net income attributable to the Company	5,135	11,657
Interest income	(60)	(99)
Interest expense and amortization of loan costs	37,105	36,072
Depreciation and amortization	36,318	40,642
Net income attributable to redeemable noncontrolling interests in operating partnership	792	1,558
Income tax (benefit) expense	(15)	221

EBITDA	79,275	90,051
Amortization of unfavorable management contract liabilities	(565)	(565)
Write-off of loan costs, premiums and exit fees, net (1)	—	(930)
Income from interest rate derivatives (2)	(15,534)	(10,767)
Unrealized gain on derivatives	(13,908)	(18,032)

Adjusted EBITDA	$49,268	$59,757

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)

Net income	$5,226	$13,512
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	701	(297)
Net income attributable to redeemable noncontrolling interests in operating partnership	(792)	(1,558)
Preferred dividends	(4,830)	(4,830)

Net income attributable to common shareholders	305	6,827
Depreciation and amortization on real estate	36,250	40,566
Net income attributable to redeemable noncontrolling interests in operating partnership	792	1,558

FFO available to common shareholders	37,347	48,951
Dividends on convertible preferred stock	1,042	1,042
Write-off of loan costs, premiums and exit fees, net (1)	—	(930)
Unrealized gain on derivatives	(13,908)	(18,032)

Adjusted FFO	$24,481	$31,031

Adjusted FFO per diluted share available to common shareholders	$0.32	$0.31

Weighted average diluted shares	75,791	101,416

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the quarter ended March 31, 2009.

(2)	Cash income from interest rate derivatives is excluded from the adjusted EBITDA calculations for all periods presented.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
MARCH 31, 2010
(dollars in thousands)
(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt

Mortgage loan	10 hotels	May 2010	LIBOR + 1.65%	$—		$167,202	(1)	$167,202
Mortgage loan	5 hotels	December 2010	LIBOR + 1.72%	—		203,400	(2)	203,400
Mortgage loan	1 hotel	January 2011	8.32%	5,787	(4)	—		5,787
Mortgage loan	1 hotel	March 2011	Greater of 6.25% or LIBOR + 3.75%	—		52,500	(1)	52,500
Senior credit facility	Notes receivable	April 2011	LIBOR + 2.75% to 3.5%	—		250,000	(2)(3)	250,000
Mortgage loan	1 hotel	March 2012	LIBOR + 4%	—		60,800	(1)	60,800
Mortgage loan	2 hotel	August 2013	LIBOR + 2.75%	—		156,200	(5)	156,200
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	110,398		—		110,398
Mortgage loan	1 hotel	January 2015	7.78%	4,201		—		4,201
Mortgage loan	10 hotels	July 2015	5.22%	160,490		—		160,490
Mortgage loan	8 hotels	December 2015	5.70%	100,576		—		100,576
Mortgage loan	5 hotels	December 2015	12.26%	141,973		—		141,973
Mortgage loan	5 hotels	February 2016	5.53%	115,645		—		115,645
Mortgage loan	5 hotels	February 2016	5.53%	95,905		—		95,905
Mortgage loan	5 hotels	February 2016	5.53%	83,075		—		83,075
Mortgage loan	1 hotel	December 2016	5.81%	101,000	(6)	—		101,000
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,887		6,887

Total debt				$1,855,456		$916,729		$2,772,185

Percentage				66.9%		33.1%		100.0%

Weighted average interest rate at March 31, 2010				6.30%		2.98%		5.20%

Total debt with the effect of interest rate swap				$55,456		$2,716,729		$2,772,185

Percentage with the effect of interest rate swap				2.0%		98.0%		100.0%

Weighted average interest rate with the effect of interest rate derivatives				2.92	%(7)	2.98	%(7)	2.94	%(7)

(1)	Each of these loans has two one-year extension options as of March 31, 2010.

(2)	Each of these loans has a one-year extension option remaining.

(3)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of March 31, 2010.

(4)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(5)	This loan was modified effective April 1, 2010, to its fully extended maturity of August 2013 without any extension tests.

(6)	We are currently working with the lender for a deed-in-lieu of foreclosure.

(7)	These rates are calculated assuming LIBOR rate stays at the March 31, 2010, level.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
MARCH 31, 2010
(in thousands)
(Unaudited)

	2010	2011		2012		2013	2014	Thereafter		Total

Mortgage loan secured by 10 hotel properties, Wachovia Floater	$—	$—		$167,202		$—	$—	$—		$167,202
Mortgage loan secured by five hotel properties	—	203,400		—		—	—	—		203,400
Mortgage loan secured by Manchester Courtyard	—	5,787	(1)	—		—	—	—		5,787
Secured credit facility	—	$250,000	(2)	—		—	—	—		250,000
Mortgage loan secured by JW Marriott San Francisco	—	—		52,500	(2)	—	—	—		52,500
Mortgage loan secured by two hotel properties	—	—		—		156,200	—	—		156,200
Mortgage loan secured by Arlington Marriott	—	—		—		—	60,800	—		60,800
Mortgage loan secured by El Conquistador Hilton	—	—		—		—	19,740	—		19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—		—	110,398	—		110,398
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—		—		—	—	160,490		160,490
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—		—	—	100,576		100,576
Mortgage loan secured by five hotel properties	—	—		—		—	—	141,973		141,973
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—		—		—	—	115,645		115,645
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3							—	95,905		95,905
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7							—	83,075		83,075
Mortgage loan secured by Westin O’Hare	—	—		—		—	—	101,000	(3)	101,000
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—		—		—	—	35,000		35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—		—		—	—	128,251		128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—		—		—	—	260,980		260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—		—		—	—	115,600		115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—		—		—	—	103,906		103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—		—		—	—	158,105		158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—		—		—	—	126,466		126,466
TIF loan secured by Philadelphia Courtyard	—	—		—		—	—	8,098		8,098
Mortgage loan secured by Houston Hampton Inn	—	—		—		—	—	4,201		4,201
Mortgage loan secured by Jacksonville Residence Inn	—	—		—		—	—	6,887		6,887

	$—	$459,187		$219,702		$156,200	$190,938	$1,746,158		$2 ,772,185

NOTE: These maturities assume no event of default would occur.

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(2)	Extensions available but certain coverage tests have to be met.

(3)	We are currently working with the lender for a deed-in-lieu of foreclosure.

*	Mortgage loan of $29.1 million secured by the Hyatt Regency Dearborn hotel property was deconsolidated as the hotel property was placed in receivership effective December 3, 2009.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009	% Variance

ALL 102 HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$166,926	$174,110	-4.13%
RevPAR	$84.94	$88.60	-4.13%
Occupancy	66.89%	63.18%	3.71%
ADR	$126.99	$140.23	-9.44%

	Three Months Ended
	March 31,
	2010	2009	% Variance

ALL 97 HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$149,557	$153,625	-2.65%
RevPAR	$82.86	$85.11	-2.64%
Occupancy	67.16%	62.48%	4.68%
ADR	$123.37	$136.22	-9.43%

NOTES:

(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations at March 31, 2010, but not under renovation for the three months ended March 31, 2010, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Torrey Pines, Hilton Nassau Bay, Marriott Bridgewater, Embassy Suites Portland, and Capital Hilton

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL 102 HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2010	2009	% Variance

REVENUE
Rooms	$166,926	$174,110	-4.1%
Food and beverage	42,339	46,154	-8.3%
Other	10,468	11,504	-9.0%

Total hotel revenue	219,733	231,768	-5.2%

EXPENSES
Rooms	39,373	38,903	1.2%
Food and beverage	30,348	32,551	-6.8%
Other direct	5,752	6,166	-6.7%
Indirect	64,707	67,901	-4.7%
Management fees, includes base and incentive fees	9,056	9,136	-0.9%

Total hotel operating expenses	149,236	154,657	-3.5%
Property taxes, insurance, and other	15,230	14,178	7.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	55,267	62,933	-12.2%
Hotel EBITDA Margin	25.15%	27.15%	-2.00%

Minority interest in earnings of consolidated joint ventures	1,157	1,570	-26.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$54,110	$61,363	-11.8%

NOTE:	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at March 31, 2010, were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2010	2009	% Variance

REVENUE
Rooms (1)	$149,557	$153,625	-2.6%
Food and beverage	34,734	37,806	-8.1%
Other	8,778	9,700	-9.5%

Total hotel revenue	193,069	201,131	-4.0%

EXPENSES
Rooms (1)	35,096	34,348	2.2%
Food and beverage	25,281	26,896	-6.0%
Other direct	4,806	5,188	-7.4%
Indirect	57,182	59,964	-4.6%
Management fees, includes base and incentive fees	8,289	8,251	0.5%

Total hotel operating expenses	130,654	134,647	-3.0%
Property taxes, insurance, and other	13,436	12,545	7.1%

HOTEL OPERATING PROFIT (Hotel EBITDA)	48,979	53,939	-9.2%
Hotel EBITDA Margin	25.37%	26.82%	-1.45%

Minority interest in earnings of consolidated joint ventures	1,157	1,570	-26.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$47,822	$52,369	-8.7%

NOTES:

(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations at March 31, 2010, but not under renovation for the three months ended March 31, 2010, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Torrey Pines, Hilton Nassau Bay, Marriott Bridgewater, Embassy Suites Portland, and Capital Hilton.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)
ALL 102 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF MARCH 31, 2010:

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2010	2009	% Change

Pacific (1)	21	5,205	$88.32	$85.54	3.2%
Mountain (2)	8	1,704	84.56	95.63	-11.6%
West North Central (3)	3	690	68.63	63.03	8.9%
West South Central (4)	10	2,086	87.39	92.63	-5.7%
East North Central (5)	9	1,852	54.72	55.48	-1.4%
East South Central (6)	2	236	78.06	78.61	-0.7%
Middle Atlantic (7)	9	2,481	78.12	77.36	1.0%
South Atlantic (8)	38	7,728	93.71	103.04	-9.1%
New England (9)	2	159	69.26	59.75	15.9%

Total Portfolio	102	22,141	$84.94	$88.60	-4.1%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at March 31, 2010, were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)
ALL 102 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF MARCH 31, 2010:

			Three Months Ended
	Number of	Number of	March 31,
Brand	Hotels	Rooms	2010	2009	% Change

Hilton	34	7,513	$89.47	$95.87	-6.7%
Hyatt	1	242	157.33	143.69	9.5%
InterContinental	2	420	151.06	136.59	10.6%
Independent	2	317	66.34	62.59	6.0%
Marriott	57	11,714	83.71	87.37	-4.2%
Starwood	6	1,935	53.33	53.31	0.0%

Total Portfolio	102	22,141	$84.94	$88.60	-4.1%

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at March 31, 2010, were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
-MORE-

AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)
ALL 102 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF MARCH 31, 2010:

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2010	% Total	2009	% Total	% Change

Pacific (1)	21	5,205	$12,858	23.3%	$12,893	20.5%	-0.3%
Mountain (2)	8	1,704	4,757	8.6%	6,962	11.1%	-31.7%
West North Central (3)	3	690	1,427	2.6%	1,110	1.8%	28.6%
West South Central (4)	10	2,086	6,211	11.2%	7,127	11.3%	-12.9%
East North Central (5)	9	1,852	1,257	2.3%	1,445	2.3%	-13.0%
East South Central (6)	2	236	709	1.3%	694	1.1%	2.2%
Middle Atlantic (7)	9	2,481	3,450	6.2%	3,326	5.3%	3.7%
South Atlantic (8)	38	7,728	24,321	44.0%	29,250	46.4%	-16.9%
New England (9)	2	159	277	0.5%	126	0.2%	119.8%

Total Portfolio	102	22,141	$55,267	100.0%	$62,933	100.0%	-12.2%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at March 31, 2010, were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
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AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
97 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT MARCH 31, 2010, AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

1st Quarter 2010	25.37%
1st Quarter 2009	26.82%

Variance	-1.45%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-1.03%
Food & Beverage and Other Departmental	0.37%
Administrative & General	0.18%
Sales & Marketing	0.23%
Hospitality	-0.07%
Repair & Maintenance	-0.07%
Energy	0.05%
Franchise Fee	-0.15%
Management Fee	-0.09%
Incentive Management Fee	-0.10%
Insurance	-0.42%
Property Taxes	-0.32%
Other Taxes	0.01%
Leases/Other	-0.04%

Total	-1.45%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.
-MORE-

AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 102 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF MARCH 31, 2010:

	2010	2009	2009	2009
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM

Total Hotel Revenue	$219,733	$239,488	$216,433	$233,947	$909,601
Hotel EBITDA	$55,267	$55,789	$50,049	$61,126	$222,231
Hotel EBITDA Margin	25.2%	23.3%	23.1%	26.1%	24.4%

EBITDA % of Total TTM	24.9%	25.1%	22.5%	27.5%	100.0%

JV Interests in EBITDA	$1,157	$1,483	$1,139	$1,839	$5,618

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at March 31, 2010, were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
-MORE-

AHT Announces First Quarter Results

May 5, 2010
ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
102 Core Hotels (a)

		2009				2010
		Actual	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Sheraton Anchorage	370	x						x
Marriott Legacy Center	404	x							x
Hilton Rye Town	446	x	x	x
Hilton Nassau Bay — Clear Lake	243	x	x	x	x	x	x
Residence Inn Orlando Sea World	350			x	x
Courtyard Edison	146			x	x				x
Embassy Suites Orlando Airport	174			x	x
Embassy Suites Portland — Downtown	276				x	x
Hilton La Jolla Torrey Pines	296				x	x
Marriott Bridgewater	347				x	x
Capital Hilton	408					x	x	x
Sheraton City Center — Indianapolis	371						x	x
Embassy Suites Austin Arboretum	150							x
Embassy Suites Philadelphia Airport	263							x	x
Hilton Costa Mesa	486							x	x
Embassy Suites Las Vegas Airport	220							x	x
Hilton Tucson El Conquistador Golf Resort	428							x	x
Embassy Suites Santa Clara - Silicon Valley	257							x	x
Sheraton Minneapolis West	222								x
Crowne Plaza Beverly Hills	260								x
Embassy Suites Crystal City - Reagan Airport	267								x
Hilton Minneapolis Airport	300								x
Marriott Seattle Waterfront	358								x
Renaissance Tampa	293								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2009 and 2010 are included in this table.
-END-